               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-05                           32-6027547
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On November 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of October 2005
           for the NAVISTAR FINANCIAL 2003-B OWNER TRUST,  which  is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-B OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                  By:/s/ John V. Mulvaney, Sr.
-------------------------                        -------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-B Owner Trust
               Monthly Servicer Certificate #25, dated November 15, 2005

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                               Exhibit 20

                Navistar Financial 2003 - B Owner Trust
                      For the Month of October 2005
                Distribution Date of November 15, 2005
                      Servicer Certificate  #25

Original Pool Amount                                             $354,999,927.08
Subsequent Receivables (transferred 11/21/03)                    $194,998,039.46
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $263,895,247.07
Beginning Pool Factor                                                  0.4798113

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)            $10,574,425.91
    Interest Collected                                             $1,409,572.15
    Mandatory Prepayments                                                  $0.00

Additional Deposits:
    Repurchase Amounts                                                     $0.00
    Liquidation Proceeds/Recoveries                                  $122,853.27
Total Additional Deposits                                            $122,853.27

Repos/Chargeoffs                                                     $318,735.45
Aggregate Number of Notes Charged Off                                         76

Total Available Funds                                             $11,889,194.79

Ending Pool Balance                                              $253,219,742.25
Ending Pool Factor                                                     0.4604012

Servicing Fee                                                        $219,912.71
    memo: Servicer will allocate $1,500.00 of Servicing Fee
          as Administration Fee

Repayment of Servicer Advances                                       $217,656.54

Reserve Account:
                                                                                     ==========================================
    Beginning Balance  (see Memo Item)                            $14,944,648.11              Memo Item - Reserve Account
    Target Percentage                                                       5.50%     Opening balance            $14,514,238.59
    Target Balance                                                $13,927,085.82      + Trans Base                        $0.00
    Specified Yield Supplement Amount                                      $0.00      + Trans Low/0%                      $0.00
    Specified Yield Supplement Amount                                      $0.00      + Invest. Income               $45,669.03
    Specified Reserve Account Balance                             $13,927,085.82      + Excess Serv.                $384,740.49
    Minimum Balance                                               $10,999,959.33      + Transfer (to)
    (Release)/Deposit                                             ($1,017,562.29)       Collections Acct                  $0.00
    Ending Balance                                                $13,927,085.82                                 --------------
                                                                                        Beginning Bal.           $14,944,648.11
                                                                                     ==========================================
Current Weighted Average APR:                                              6.326%

Current Weighted Average Remaining Term (months):                          32.14

Delinquencies                                           Dollars            Notes
    Installments:1 - 30 days                            908,390.89           836
                31 - 60 days                            193,859.65           126
                   60+  days                            109,361.10            57

       Total:                                         1,211,611.64           852
    Balances:      60+  days                          1,076,250.38            57

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                                                Navistar Financial 2003 - B Owner Trust
                                                    For the Month of October 2005

                                                                            NOTES
                                       TOTAL       CLASS A - 1      CLASS A - 2      CLASS A - 3     CLASS A - 4      CLASS B NOTES
                                 $550,000,000.00  $93,400,000.00  $163,500,000.00  $160,000,000.00  $111,100,000.00  $22,000,000.00
Original Pool Amount

Distributions:
  Distribution Percentages  (1)                             0.00%            0.00%           96.00%            0.00%           4.00%

  Coupon                                                1.140630%        1.690000%        4.170000%        3.250000%       3.790000%

Beginning Pool Balance           $263,895,247.07
Ending Pool Balance              $253,219,742.25

Collected Principal               $10,356,769.37
Collected Interest                 $1,409,572.15
Charge - Offs                        $318,735.45
Liquidation Proceeds / Recoveries    $122,853.27
Swap Payments to/(from) Trust        $202,253.49
Servicing & Administration Fee       $219,912.71
Invest. Earnings from Pre-Funding Acct.    $0.00
Cash Transfer from Negative Carry Acct.    $0.00
Cash Transfer from Pre-Funding Acct.       $0.00
Cash Transfer from Reserve Account         $0.00
Total Collections Avail for
     Debt Service                 $11,871,535.57

Beginning Balance                 $263,895,247.07          $0.00            $0.00  $138,503,437.20  $111,100,000.00  $14,291,809.87

Interest Due (2)                      $811,290.26          $0.00            $0.00      $465,256.13      $300,895.83      $45,138.30
Interest Paid                         $811,290.26          $0.00            $0.00      $465,256.13      $300,895.83      $45,138.30
Principal Due                      $10,675,504.82          $0.00            $0.00   $10,248,484.63            $0.00     $427,020.19
Mandatory Prepayments Class A-1 only **     $0.00          $0.00
Principal Paid                     $10,675,504.82          $0.00            $0.00   $10,248,484.63            $0.00     $427,020.19

Ending Balance                    $253,219,742.25          $0.00            $0.00  $128,254,952.57  $111,100,000.00  $13,864,789.68

Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                   0.0000           0.0000           0.8016           1.0000          0.6302

Total Distributions                $11,486,795.08          $0.00            $0.00   $10,713,740.76      $300,895.83     $472,158.49

Interest Shortfall                          $0.00          $0.00            $0.00            $0.00            $0.00           $0.00
Principal Shortfall                         $0.00          $0.00            $0.00            $0.00            $0.00           $0.00
   Total Shortfall                          $0.00          $0.00            $0.00            $0.00            $0.00           $0.00
Excess Servicing
   (see Memo Item - Reserve Account)  $384,740.49

   Beginning Reserve Acct Balance  $14,944,648.11
   (Release) / Draw                ($1,017,562.29)
   Ending Reserve Acct Balance     $13,927,085.82

(1)Principal distributions will be paid in the following                  (*x represents previously paid interest to other classes.)
priority:  First to Class A-1 until paid in full, second                  (*y represents previously paid interest and principal on
96.00% applied sequentially to Class A notes and 4.00% to                  other classes.)
Class B notes until all Class A Notes are repaid in full,
then 100% to Class B Notes.                                              ==========================================================
(2)Class A-1 Interest based on Actual Number of Days. Interest           Memo Item Advances
for first settlement based off 17 days, from 10/31/03 to 11/17/03          Servicer Advances - Current Reporting Period($217,656.54)
for Class A-1 and A-3. Class A-2, and  A-4 and Class B Interest            Total Outstanding Servicer Advances        $2,212,067.25
calculated on 15 days.                                                   ==========================================================
(3)LIBOR was reset on 11/11/05 at 4.12000%.  The Interest Rate on the Class A-3a Floating Rate Notes for the 12/15/05 Distribution
Date is 4.32000%.

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                                                Navistar Financial 2003 - B Owner Trust
                                                    For the Month of October 2005

Trigger Events  A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                               5                  4                 3                 2                 1                 0
                             May-05             Jun-05            Jul-05            Aug-05            Sep-05            Oct-05

Remaining Gross Balance  $341,310,836.19    $330,294,955.90   $318,425,529.70   $307,261,555.24   $295,346,906.25   $285,530,007.99

A)   Loss Trigger:

Principal of Contracts
     Charged Off              $63,030.78        $162,633.04       $132,793.29        $62,003.34        $57,128.69       $318,735.45

Recoveries                    $76,039.74        $444,471.81       $119,002.25       $209,945.78       $107,666.76       $122,853.27

Total Charged Off
    (Months 5, 4, 3)         $358,457.11
Total Recoveries
    (Months 3, 2, 1)         $436,614.79

Net Loss/(Recoveries)
     for 3 Mos               ($78,157.68) (a)

Total Balance
    (Months 5, 4, 3)     $990,031,321.79  (b)

Loss Ratio Annualized
    [(a/b) * (12)]               -0.0947%

Trigger:  Is Ratio > 1.5%             No
                                                                                 Aug-05            Sep-05           Oct-05

B)   Delinquency Trigger:
     Balance delinquency 60+ days                                              $996,366.15     $1,233,711.26    $1,076,250.38
     As % of Remaining Gross Balance                                               0.32427%          0.41772%         0.37693%
     Three Month Average                                                           0.31582%          0.35182%         0.37297%

Trigger:  Is Average > 2.0%            No

C)   Noteholders Percent Trigger:  2.5322%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%        No

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